Exhibit to item 77B

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Tel: (617) 437 2000
Fax: (617) 437 2111
www.us.deloitte.com
                                                                        Deloitte
                                                                        & Touche

      INDEPENDENT AUDITORS' REPORT

      To the Trustees and Shareholders of Merrill Lynch Funds for Institutions
      Series:

      In planning and performing our audits of the financial statements of Merrill Lynch Funds for Institutions Series (consisting of Merrill Lynch Premier Institutional Fund, Merrill Lynch Institutional Fund, Merrill Lynch Government Fund, Merrill Lynch Treasury Fund, and Merrill Lynch Institutional Tax-Exempt Fund) (the "Funds") for the year ended April 30, 2000 (on which we have issued our report dated May 26, 2000), we considered their internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on the Funds' internal control.

      The management of the Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

      Because of inherent limitations in any internal control, misstatements due to error or fraud may occur and not be detected. Also, projections of any evaluation of internal control to future periods are subject to the risk that the internal control may become inadequate because of changes in conditions or that the degree of compliance with policies or procedures may deteriorate.

      Our consideration of the Funds' internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the Funds' internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of April 30, 2000.

      This report is intended solely for the information and use of management, the Board of Directors and shareholders of Merrill Lynch Funds for Institutions Series, and the Securities and Exchange Commission, and is not intended to be and should not be used by anyone other than these specified parties.


      /s/ Deloitte & Touche LLP

      May 26, 2000

Deloitte
Touche
Tohmatsu

                               Exhibit to item 77C

                      Merrill Lynch Funds For Institutions

                      Certificate and Report of Inspectors
                      ------------------------------------

The undersigned, Inspectors duly appointed to act as such at the Special Meeting of Shareholders of the Merrill Lynch Funds For Institutions Series (the "Trust") held on October 20, 1999, do hereby certify and report that, having taken the oath to execute faithfully and impartially the duties of Inspectors at said meeting and to conduct there at/thereafter the vote of shareholders entitled to vote and to the best of our skill and ability we did hold and conduct the vote by ballot of the holders of shares of beneficial interest of the Trust and that we did decide upon qualifications of voters and accepted their vote and that when such vote was completed we did ascertain the number of shares voted therefore.

      We do hereby certify and report the results of votes cast at, or subsequent to, said meeting in person or by proxy with regards to the following proposal (as filed with the SEC on August 10, 1999).

Proposal -- To consider and act upon a proposal to amend the Declaration of Trust of the Trust to allow the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided that the amendment does not materially adversely affect the rights of any shareholder.

                          Shares of Beneficial Interest
                          -----------------------------

For:                  4,757,493,129
Against:              1,268,733,200
Abstain:                211,230,219

      We the undersigned Inspectors do hereby certify and report that neither the votes necessary to constitute a quorum nor the required affirmative votes needed to pass the proposal were received. Therefore the Proposal has failed in conjunction with the end of the Trust's fiscal year end of April 30, 2000.

                                                 Respectfully submitted,


                                                 /s/ William M. Breen
                                                 --------------------
                                                 William M. Breen


                                                 /s/ James J. Fatseas
                                                 --------------------
                                                 James J. Fatseas

                               Exhibit to item 77P

                           MERRILL LYNCH TREASURY FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S          Security             Amount     Competitive Broker        Prices       Security               Rating
------      ----  ---          --------             ------     ------------------        ------       --------               ------

12/21/1999  GSI   P   U.S. Treasury Bill            25.00MM  MORGAN STANLEY & CO, INC.   4.8500  USTB 01/06/00                  NR
12/22/1999            due 01/06/2000                         GOLDMAN SACHS & COMPANY     4.8300  UST8 01/06/00                  NR
                      @ 4.8700 % NR

12/28/1999  GSI   P   U.S. Treasury Bill            25.00MM  DONALDSON, LUFKIN & JEN     5.0580  USTB 01/13/2000                NR
12/28/1999            due 01/13/2000                         JP MORG. SEC/MORG. GUAR TR  5.0750  USTB 01/13/2000                NR
                      @ 5.0800 % NR

01/03/2000  GSI   P   U.S. Treasury Bill            50.00MM  DEUTSCHE BANK SECUR. INC.   5.0000  USTB 1/6/00                    NR
01/03/2000            due 01/06/2000                         GOLDMAN SACHS & COMPANY     5.0500  USTB 1/6/00                    NR
                      @ 5.0500 % NR

01/10/2000  GSI   P   U.S. Treasury Bill            60.00MM  DEUTSCHE BANK SECUR. INC.   5.2000  USTB 4/13/00                   NR
01/13/2000            due 04/13/2000                         JP MORG. SEC/MORG. GUAR TR  5.2000  USTB 4/13/00                   NR
                      @ 5.2050 % NR

                               Exhibit to item 77P

                            MERRILL LYNCH INSTITIONAL

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S          Security             Amount     Competitive Broker        Prices       Security               Rating
------      ----  ---          --------             ------     ------------------        ------       --------               ------

11/01/1999  MMI   P   Edison Asset Secur. LLC CP   100.00MM  LEHMAN BROS. INC/LCPI       5.9000  Rio Tinto (CP) LTD. CP         FT
11/01/1999            due 03/24/2000                         GENERAL MOTORS ACCEPT CRP.  5.8800  Gen Mtrs Accep Corp. CP        FT
                      @ 5.9000 % FT

11/04/1999  MMI   P   Credit Agricole Indosuez VY   75.00MM  CHASE SECURITIES, INC.      5.4560  Credit Agricole Indosuez VY    FT
11/08/1999            cpn 5.3950 due 11/08/2000              SALOMON SMITH BARNEY INC.   5.4050  Credit Agricole Indosuez VY    FT
                      dtd 11/08/1999 @ 5.4560% FT

11/05/1999  MMI   P   Bayerische Landes. Gir. VY    75.00MM  SALOMON SMITH BARNEY INC.   5.4040  Bayerische Landes. Gir. VY     FT
11/09/1999            cpn 5.3680 due 11/09/2000              CHASE SECURITIES, INC.      5.4040  Bayerische Landes. Gir. VY     FT
                      dtd 11/09/1999 @ 5.4400 % FT

11/16/1999  MMI   P   Abbey Natl. Treas. Ser. MT    25.00MM  CHASE SECURITIES, INC.      6.0920  Bank of Nova Scotia EM         FT
11/19/1999            cpn 6.0300 due 11/20/2000              MORGAN STANLEY & CO, INC.   6.0610  Bank of New York SN            FT
                      dtd 11/19/1999 @ 6.1030 % FT

11/17/1999  MMI   P   UBS AG YD                     20.00MM  CHASE SECURITIES, INC.      6.1010  UBS AG YD                      FT
11/19/1999            cpn 6.0600 due 11/20/2000              SALOMON SMITH BARNEY INC.   6.0910  Barclays Bank PLC YD           FT
                      dtd 11/19/1999 @ 6.1320% FT

11/22/1999  MMI   P   Natl. City Bank, Ohio, BF     25.00MM  GOLDMAN SACHS & COMPANY     5.5940  Natl. City Bank, Ohio BF       FT
11/22/1999            cpn 5.5420 due 11/22/2000              CHASE SECURITIES, INC.      5.5940  Natl. City Sank, Ohio BF       FT
                      dtd 11/22/1999 @ 5.6040 % FT

11/24/1999  MMI   P   Credit Agricole Indosuez VY   50.00MM  CHASE SECURITIES, INC.      5.6150  Credit Agricole Indosuez VY    FT
11/29/1999            cpn 5.5630 due 11/29/2000              SALOMON SMITH BARNEY INC.   5.6250  Credit Agricole Indosuez VY    FT
                      dtd 11/29/1999 @ 5.6350 % FT

12/08/1999  MMI   P   Bank Austria VD               75.00MM  CREDIT SUISSE FIRST BOSTON  6.4890  Bank Austria VD                FT
12/09/1999            cpn 6.4170 due 12/11/2000              JP MORG. SEC/MORG. GUAR TR  6.4680  Wesdeutsche Landesbank VD      FT
                      dtd 12/09/1999 @ 6.4890 % FT

01/11/2000  MMI   P   Royal Bank of Canada YD       50.00MM  CHASE SECURITIES, INC.      6.5750  Royal Bank of Canada YD        FT
01/13/2000            cpn 6.0000 due 01/16/2001              SALOMON SMITH BARNEY INC.   6.5700  Royal Bank of Canada YD        FT
                      dtd 01/13/2000 @ 6.5920 % FT

01/13/2000  MMI   P   Credit Comm. De Belgique YD  100.00MM  SALOMON SMITH BARNEY INC.   6.5710  Credit Comm. De Belgique YD    FT
01/18/2000            cpn 6.5400 due 01/18/2001              CREDIT SUISSE FIRST BOSTON  6.5600  Credit Comm. De Belgique YD    FT
                      dtd  01/18/2000 @ 6.5920% FT

01/20/2000  GSI   P   Student Loan Mrkt. Assn. AF  100.00MM  CREDIT SUISSE FIRST BOSTON  6.0200  Student Loan Mrkt. Assn. AF    NR
02/01/2000            cpn 6.1810 due 02/01/2001              GOLDMAN SACHS & COMPANY     6.0000  Student Loan MrkL Assn. AF     NR
                      dtd 02/01/2000 @ 6.0500 % NR

01/21/2000  MMI   P   Tulip Funding Corp. CP        25.00MM  GOLDMAN SACHS & COMPANY     5.8300  Edison Asset CP                FT
01/21/2000            due 04/19/2000                         MORGAN STANLEY & CO, INC.   5.8500  Variable Funding CP            FT
                      @ 5.8800 % FT

                               Exhibit to item 77P

                           MERRILL LYNCH INSTITUTIONAL

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S          Security             Amount     Competitive Broker        Prices       Security               Rating
------      ----  ---          --------             ------     ------------------        ------       --------               ------

02/09/2000  MMI   P   Amsterdam Funding Corp. CP    25.00MM  GOLDMAN SACHS & COMPANY     5.9100  Amsterdam Funding Corp. CP     FT
02/09/2000            due 05/09/2000                         LEHMAN BROS. INC./LCPI      5.9000  Amsterdam Funding Corp. CP     FT
                      @ 5.9200 % FT

02/09/2000  GSI   P   Student Loan Mrkng. Assoc.    84.00MM  HSBC SECURITIES, INC.       6.3170  Student Loan Mrkng. Assoc. AF  NR
02/23/2000            AF cpn 6.3380 due 08/23/2001           CREDIT SUISSE FIRST BOSTON  6.3480  Student Loan Mrtng. Assoc. AF  NR
                      dtd 02/23/2000 @ 6.3790 % NR

02/24/2000  MMI   P   Bayerische Landisbank Gir. VY 95.00MM  SALOMON SMITH BARNEY INC.   5.8300  Bayerische Landsbank Gir. VY   FT
02/28/2000            cpn 5.7970 due 02/28/2001              CREDIT SUISSE FIRST BOSTON  5.8300  Bayerische Landsbank Gir. VY   FT
                      dtd 02/28/2000 @ 5.8310 % FT

02/24/2000  MMI   P   Credit Comm. De Belgique YD   25.00MM  CREDIT SUISSE FIRST BOSTON  6.7500  Credit Comm. De Belgique YD    FT
02/28/2000            cpn 6.7100 due 02/28/2001              SALOMON SMITH BARNEY INC.   6.7500  Dresdner Bank A.B. YD,         FT
                      dtd 02/28/2000 @ 6.7600 % FT

02/29/2000  MMI   P   Beta Finance Inc. MV          50.00MM  LEHMAN BROS. INC./LCPI      6.1830  Beta Finance Inc. MV           FT
03/08/2000            cpn 5.8230 due 03/15/2001              GOLDMAN SACHS & COMPANY     6.1830  Beta Finance Inc. MV           FT
                      dtd 03/08/2000 @ 6.1830 % FT

03/07/2000  MMI   P   AT&T Corporation CP           61.20MM  SALOMON SMITH BARNEY INC.   5.9100  Bayer Landsbk. Giroz. BF       FT
03/08/2000            cpn 5.8900 due 03/08/2001              JP MORG. SEC/MORG. GUAR TR  5.9100  Bayer Landesb k. Giroz BF      FT
                      dtd 03/08/2000 @ 5.9100 % FT

03/15/2000  GSI   P   Federal Home Loan Mrtg. Co   100.00MM  GOLDMAN SACHS & COMPANY     6.2320  Federal Home Loan Mrtg. Co AF  NR
03/17/2000            AF cpn 8.2130 due 09/17/2001           CREDIT SUISSE FIRST BOSTON  6.2620  Federal Home Loan Mrtg. Co AF  NR
                      dtd 03/17/2000 @ 6.2890 % NR

04/05/2000  GSI   P   Student Loan Mrktng. Assoc   100.00MM  GOLDMAN SACHS & COMPANY     6.3140  Student Loan Mrktng. Assoc AF  NR
04/12/2000            AF cpn 6.3100 due 04/12/2002           CREDIT SUISSE FIRST BOSTON  6.3140  Student Loan Mrktng. Assoc AF  NR
                      dtd 04/12/2000 @ 6.3400 % NR

04/24/2000  MMI   P   Tulip Funding Corporation CP  36.80MM  GOLDMAN SACHS & COMPANY     6.2000  Tulip Funding Corporation CP   FT
04/24/2000            due 07/20/2000                         LEHMAN BROS. INC./LCPI      6.2100  Tulip Funding Corporation CP   FT
                      @ 6.2100 % FT

04/24/2000  MMI   P   Tulip Funding Corporation CP  56.20MM  GOLDMAN SACHS & COMPANY     6.2000  Tulip Funding Corporation CP   FT
04/25/2000            due 07/25/2000                         LEHMAN BROS. INC./LCPI      6.2100  Tulip Funding Corporation CP   FT
                      6.2100 % FT

04/25/2000  MMI   P   Corporate Receivables Corp    50.00MM  GOLDMAN SACHS & COMPANY     6.1800  Corporate Receivables Corp CP  FT
04/25/2000            CP due 07/17/2000                      SALOMON SMITH BARNEY INC.   6.1800  Corporate Receivables Corp CP  FT
                      @ 6.2000 % FT

D4/25/2000  MMI   P   Sigma Finance Inc. CP         50.00MM  JP MORG. SEC/MORG. GUAR TR  6.2000  Sigma Finance Inc. CP          FT
04/25/2000            due 07/21/2000                         GOLDMAN SACHS & COMPANY     6.2100  Sigma Finance Inc. CP          FT
                      @ 6.2300 % FT

                               Exhibit to item 77P

                               MERRILL LYNCH GOVT

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S          Security             Amount     Competitive Broker        Prices       Security               Rating
------      ----  ---          --------             ------     ------------------        ------       --------               ------

11/05/1999  GSI   P   Federal Natl. Mrtg. Assn. AF  35.00MM  GOLDMAN SACHS & COMPANY     6.8740  Federal Natl. Mrtg. Assn. AF   NR
11/12/1999            cpn 5.8850 due 11/13/2000              SALOMON SMITH BARNEY INC.   5.8130  Federal Natl. Mrtg. Assn. AF   NR
                      dtd 11/12/1999 @ 5.9700% NR

11/15/1999  GSI   P   Federal Natl. Mrtg. Assoc. AF 75.00MM  MORGAN STANLEY & CO, INC.   5.4670  Federal Natl. Mrtg. Assoc. AF  NR
11/22/1999            cpn 5.2980 due 11/22/2000              GOLDMAN SACHS & COMPANY     5.3410  Federal Natl. Mrtg. Assoc. AF  NR
                      dtd 11/22/1999 @ 5.5410 % NR

12/31/1999  GSI   P   Federal Home Loan Mrtg. Co AF 30.00MM  GOLDMAN SACHS & COMPANY     5.9030  Federal Home Loan Mrtg. Co AF  NR
01/10/2000            cpn 5.8150 due 01/10/2001              CREDIT SUISSE FIRST BOSTON  5.9030  Federal Home Loan MrIg. Co AF  NR
                      dtd 01/10/2000 @ 5.9130 % NR

01/10/2000  GSI   P   Federal Home Loan Bank AC     25.00MM  CREDIT SUISSE FIRST BOSTON  6.3740  Federal Home Loan Bank AC      NR
01/18/2000            cpn 6.3600 due 01/18/2001              DEUTSCHE BANK SECUR. INC.   6.3790  Federal Home Loan Bank AC      NR
                      dtd 01/18/2000 @ 6.3900 % NR

                               Exhibit to item 77P

                               MERRILL LYNCH GOVT

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S          Security             Amount     Competitive Broker        Prices       Security               Rating
------      ----  ---          --------             ------     ------------------        ------       --------               ------

02/02/200   GSI   P   Student Loan Mrkng Assoc.    100.00MM  CREDIT SUISSE FIRST BOSTON  6.1840  Student Loan Mrkng Assoc. AF   NR
02/09/2000            AF cpn 6.1590 due 03/09/2001           HSBC SECURITIES, INC.       6.1540  Student Loan Mrktng Assoc. AF  NR
                      dtd 02/09/2000 @ 6.2040 % NR

02/09/2000  GSI   P   Student Loan Mrktng. Assoc    50.00MM  HSBC SECURITIES, INC.       6.3170  Student Loan Mrktng. Assoc. AF NR
02/23/2000            AF cpn 6.3380 due 08/23/2001           CREDIT SUISSE FIRST BOSTON  6.3480  Student Loan Mrktng. Assoc. AF NR
                      dtd 02/23/2000 @ 6.3780 % NR

04/14/2000  GSI   P   Federal Natl. Mrtg. Assoc.    50.00MM  GOLDMAN SACHS & COMPANY     6.0100  Federal Natl. Mrtg. Assoc. AF  NR
05/03/2000            AF cpn 6.0200 due 11/05/2001           JP MORG. SEC/MORG. GUAR TR  6.0290  Federal Natl. Mrtg. Assoc. AF  NR
                      dtd 05/03/2000 @ 6.0500 % NR

                               Exhibit to item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S          Security             Amount     Competitive Broker        Prices       Security               Rating
------      ----  ---          --------             ------     ------------------        ------       --------               ------

11/01/1999  MMI   P   Edison Asset Secur. LLC CP   125.00MM  LEHMAN BROS. INC./LCPI      5.9000  Rio Tinto (CP) LTD. CP         FT
11/01/1999            due 03/24/2000                         GENERAL MOTORS ACCEPT CRP.  5.8800  Gen Mtrs Accep Corp CP         FT
                      @ 5.9000 % FT

11/03/1999  MMI   P   British Telecomm. PLC CP     190.00MM  GOLDMAN SACHS & COMPANY     5.8800  British Telecomm. PLC CP       FT
11/04/1999            due 03/13/2000                         LEHMAN BROS. INC./LCPI      5.8800  British Telecomm. PLC CP       FT
                      @ 5.9000 % FT

11/04/1999  MMI   P   Sigma Finance Inc. CP         65.00MM  SALOMON SMITH BARNEY INC.   5.9700  Corp. Asset Funding CP         FT
11/05/1999            due 02/08/2000                         G E CAPITAL CORP.           5.9200  Gen. Elec. Cap. Servs. CP      FT
                      @ 5.9700 % FT

11/05/1999  MMI   P   Credit Agricola Indosuez VY  200.00MM  CHASE SECURITIES, INC.      5.4560  Credit Agricole Indosuez VY    FT
11/08/1999            cpn 5.3950 due 11/08/2000              SALOMON SMITH BARNEY INC.   5.4050  Credit Agricole Indosuez VY    FT
                      dtd 11/08/1999 @ 5.4560 % FT

11/05/1999  MMI   P   Bayerische Landesbank Gir. VY 75.00MM  SALOMON SMITH BARNEY INC.   5.4040  Bayerische Landesbank Gir. VY  FT
11/09/1999            cpn 5.3680 due 11/09/2000              CHASE SECURITIES, INC.      5.4040  Bayerische Landesbank Gir. VY  FT
                      dtd 11/09/1999 @ 5.4400 % FT

11/12/1999  MMI   P   Woolwich PLC CP              150.00MM  LEHMAN BROS. INC./LCPI      5.7400  Woolwich PLC CP                FT
11/16/1999            due 05/16/2000                         GOLDMAN SACHS & COMPANY     5.7300  Halifax PLC CP                 FT
                      @ 5.7500 % FT

11/16/1999  MMI   P   Abbey Natl.Treas. Ser. MT     75.00MM  CHASE SECURITIES, INC.      6.1030  Bank of Nova Scotia EM         FT
11/19/1999            cpn 6.0300 due 11/20/2000              MORGAN STANLEY & CO, INC.   6.0610  Bank of New York SN            FT
                      dtd 11/19/1999 @ 6.1030 % FT

11/17/1999  MMI   P   USS AG YD                     50.00MM  CHASE SECURITIES, INC.      6.1010  UBS AG YD                      FT
11/19/1999            cpn 6.0600 due 11/20/2000              SALOMON SMITH BARNEY INC.   6.0910  Barclays Bank PLC YD           FT
                      dtd 11/19/1999 @ 6.1320 % FT

11/22/1999  MMI   P   Natl. City Bank, Ohio BF      25.00MM  GOLDMAN SACHS & COMPANY     5.5940  Natl. City Bank, Ohio BF       FT
11/22/1999            cpn 5.5420 due 11/22/2000              CHASE SECURITIES, INC.      5.5940  Natl. City Bank, Ohio BF       FT
                      dtd 11/22/1999 @ 5.6040 % FT

12/02/1999  MMI   P   Amserdam Funding Corp. CP     25.00MM  GOLDMAN SACHS & COMPANY     6.1500  Amsterdam Funding Corp. CP     FT
12/02/1999            due 01/12/2000                         LEHMAN BROS. INC./LCPI      6.1500  Amsterdam Funding Corp. CP     FT
                      @ 6.1900 % FT

12/08/1999  MMI   P   Windmill Funding Corp. CP     35.50MM  GOLDMAN SACHS & COMPANY     6.2300  Windmill Funding Corp. CP      FT
12/08/1999            due 01/10/2000                         LEHMAN BROS. INC./LCPI      6.2300  Windmill Funding Corp. CP      FT
                      @ 6.2500 % FT

12/08/1999  MMI   P   Bank Austria VD              150.00MM  CREDIT SUISSE FIRST BOSTON  6.4890  Bank Austria VD                FT
12/09/1999            cpn 6.4170 due 12/11/2000              JP MORG. SEC/MORG. GUAR TR  6.4680  Westdeutsche Landesb VY        FT
                      dtd 12/09/1999 @ 6.4890 % FT

12/09/1999  MMI   P   Bayerische Landesbank Gir.   100.00MM  CREDIT SUISSE FIRST BOSTON  6.0720  Westdeutsche Landesb. VY       FT
12/15/1999            VY cpn 6.0000 due 12/15/2000           GOLDMAN SACHS & COMPANY     6.0510  Deutsche Bank A.G. VY          FT
                      dtd 12/15/1999 @ 6.1030 % FT

                               Exhibit to item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S          Security             Amount     Competitive Broker        Prices       Security               Rating
------      ----  ---          --------             ------     ------------------        ------       --------               ------

12/10/1999  MMI   P   Toyota Motor Credit Corp. MV 100.00MM  GOLDMAN SACHS & COMPANY     6.0980  Toyota Motor Credit Corp. MV   FT
12/14/1999            cpn 6.0210 due 01/09/2001              MORGAN STANLEY & CO, INC.   6.0980  Morgan Stanley DW MV           FT
                      dtd 12/14/1999 @ 6.1210 % FT

12/21/1999  MMI   P   Sigma Finance Inc. CP         15.00MM  JP MORG. SEC/MORG. GUAR TR  6.7500  Sigma Finance Inc. CP          FT
12/21/1999            due 01/24/2000                         LEHMAN BROS. INC./LCPI      6.7500  Sigma Finance Inc. CP          FT
                      @ 6.8500 % FT

12/31/1999  GSI   P   Federal Home Loan Mrtg. Co   100.00MM  GOLDMAN SACHS & COMPANY     5.9030  Federal Home Loan Mrtg. Co AF  NR
01/10/2000            AF cpn 5.8150 due 01/10/2001           CREDIT SUISSE FIRST BOSTON  5.9030  Federal Home Loan Mrtg. Co AF  NR
                      dtd 01/10/2000 @ 5.9130% NR

01/04/2000  GSI   P   Federal Natl. Mrtg. Assn. DN 200.00MM  CREDIT SUISSE FIRST BOSTON  5.6850  Federal Natl. Mrtg. Assn. DN   NR
01/04/2000            due 03/30/2000                         HSBC SECURITIES. INC.       5.6900  Federal Natl. Mrtg. Assn. DN   NR
                      @ 5.6950 % NR

01/05/2000  MMI   P   Windmll Funding Corp. CP      75.00MM  MORGAN STANLEY & CO, INC.   5.8300  Variable Funding CP            FT
01/05/2000            due 04/03/2000                         CREDIT SUISSE FIRST BOSTON  5.7900  Den Norske Bank ASA CP         FT
                      @ 5.8400 % FT

01/05/2000  MMI   P   Grand Funding Corp. CP        50.00MM  MORGAN STANLEY & CO, INC.   5.8500  Grand Funding Corp. CP         FT
01/05/2000            due 04/07/2000                         GOLDMAN SACHS & COMPANY     5.8400  Grand Funding Corp. CP         FT
                      @ 5.8500 % FT

01/06/2000  MMI   P   Windmill Funding Corp. CP     69.00MM  GOLDMAN SACHS & COMPANY     5.8400  Windmill Funding Corp. CP      FT
01/06/2000            due 04/04/2000                         LEHMAN BROS. INC./LCPI      5.8400  Windmill Finding Corp. CP      FT
                      @ 5.8400 % FT

01/06/2000  MMI   S   Tulip Funding Corp. CP        46.00MM  GOLDMAN SACHS & COMPANY     5.7300  Tulip Funding Corp. CP         FT
01/07/2000            due 02/14/2000                         ABN AMRO                    5.7300  Tulip Funding Corp. CP         FT
                      @ 5.7000 % FT

01/06/2000  MMI   P   Tulip Funding Corp. CP        45.30MM  DEUTSCHE BANK SECUR. INC.   5.8800  Bills Securitization CP        FT
01/07/2000            due 04/20/2000                         GOLDMAN SACHS & COMPANY     5.8400  Windmill Funding Corp. CP      FT
                      @ 5.8800 % FT

01/10/2000  MMI   S   Sigma Finance Inc. CP         70.00MM  JP MORG. SEC/MORG. GUAR TR  5.7000  Sigma Finance Inc. CP          FT
01/10/2000            due 01/12/2000                         GOLDMAN SACHS & COMPANY     5.7000  Sigma Finance Inc. CP          FT
                      @ 5.6900 % FT

01/10/2000  MMI   P   Sigma Finance Inc. CP         70.00MM  GOLDMAN SACHS & COMPANY     5.8500  Sigma Finance Inc. CP          FT
01/10/2000            due 04/03/2000                         JP MORG. SEC/MORG. GUAR TR  5.8500  Sigma Finance Inc. CP          FT
                      @ 5.8600 % FT

01/10/2000  GSI   P   Federal Home Loan Mrtg. Co   500.00MM  HSBC SECURITIES, INC.       5.6200  Federal Home Loan Mrtg. Co DN  NR
01/10/2000            DN due 03/31/2000                      CREDIT SUISSE FIRST BOSTON  5.6200  Federal Home Loan Mrtg. Co DN  NR
                      @ 5.6500 % NR

01/11/2000  MMI   P   Royal Bank of Canada YD       50.00MM  CHASE SECURITIES, INC.      6.5750  Royal Bank of Canada YD        FT
01/13/2000            cpn 6.5400 due 01/16/2001              SALOMON SMITH BARNEY INC.   6.5700  Royal Bank of Canada YD        FT
                      dtd 01/13/2000 @ 6.5920% FT

                               Exhibit to item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S          Security             Amount     Competitive Broker        Prices       Security               Rating
------      ----  ---          --------             ------     ------------------        ------       --------               ------

01/13/2000  MMI   P   Credit Comm. De Belgique YD   20.00MM  SALOMON SMITH BARNEY INC.   6.5710  Credit Comm. De Belgique YD    FT
01/18/2000            cpn 6.5400 due 01/18/2001              CREDIT SUISSE FIRST BOSTON  6.5600  Credit Comm. De Belgique YD    FT
                      dtd 01/18/2000 @ 6.5920 % FT

01/13/2000  MMI   P   Beta Finance Inc. MT          50.00MM  SALOMON SMITH BARNEY INC.   6.6210  Beta Finance Inc. MT           FT
01/21/2000            cpn 6.6200 due 01/24/2001              JP MORG. SEC/MORG. GUAR TR  6.6000  Beta Finance Inc. MT           FT
                      dtd 01/21/2000 @ 6.6210% FT

01/20/2000  GSI   P   Student Loan Mrkt. Assn. AF  400.00MM  CREDIT SUISSE FIRST BOSTON  6.0200  Student Loan Mrkt. Assn. AF    NR
02/01/2000            cpn 6.1810 due 02/01/2001              GOLDMAN SACHS & COMPANY     6.0000  Student Loan Mrkt. Assn. AF    NR
                      dtd 02/01/2000 @ 6.0500 % NR

01/21/2000  MMI   P   Tulip Funding Corp. CP        25.60MM  GOLDMAN SACHS & COMPANY     5.8300  Edison Asset CP                FT
01/21/2000            due 04/19/2000                         MORGAN STANLEY & CO, INC.   5.8500  Variable Funding CP            FT
                      @ 5.8800 % FT

01/24/2000  MMI   P   Beta Finance Inc. MV          80.00MM  SALOMON SMITH BARNEY INC.   5.7780  Beta Finance Inc. MV           FT
02/03/2000            cpn 5.7980 due 02/05/2001              GOLDMAN SACHS & COMPANY     5.7780  Beta Finance Inc. MV           FT
                      dtd 02/03/2000 @ 5.7830 % FT

                               Exhibit to item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S          Security             Amount     Competitive Broker        Prices       Security               Rating
------      ----  ---          --------             ------     ------------------        ------       --------               ------

02/02/2000  GSI   P   Student Loan Mrkt. Assn. AF  250.00MM  CREDIT SUISSE FIRST BOSTON  6.1840  Student Loan Mrkt Assn. AF     NR
02/09/2000            cpn 6.1590 due 03/09/2001              HSBC SECURITIES, INC.       6.1540  Student Loan Mrkt Assn. AF     NR
                      dtd 02/09/2000 @ 6.2040 % NR

02/09/2000  GSI   P   Student Loan Mrktng. Assoc   140.00MM  HSBC SECURITIES, INC.       6.3170  Student Loan Mrktng. Assoc. AF NR
02/23/2000            AF cpn 6.3380 due 08/23/2001           CREDIT SUISSE FIRST BOSTON  6.3480  Student Loan Mrktng. Assoc. AF NR
                      dtd 02/23/2000 @ 6.3780 % NR

02/24/2000  MMI   P   Bayerische Landesbank Gir.   155.00MM  SALOMON SMITH BARNEY INC.   5.8300  Bayerische Landesbank Gir. VY  FT
02/28/2000            VY cpn 5.7970 due 02/28/2001           CREDIT SUISSE FIRST BOSTON  5.8300  Bayerische Landesbank Gir. VY  FT
                      dtd 02/28/2000 @ 5.8310 % FT

02/24/2000  MMI   P   Credit Commun. De Belgique YD 25.00MM  CREDIT SUISSE FIRST BOSTON  6.7500  Credit Commun. De Belgique YD  FT
02/28/2000            cpn 6.7100 due 02/28/2001              SALOMON SMITH BARNEY INC.   6.7500  Dresdner Bank A.G. YD          FT
                      dtd 02/28/2000 @ 6.7600 % FT

02/25/2000  MMI   P   Commerzbank AG VY            150.00MM  SALOMON SMITH BARNEY INC.   5.8240  Commerzbank AG VY              FT
02/29/2000            cpn 5.7960 due 03/01/2001              CHASE SECURITIES, INC.      5.8290  Commerzbank AG VY              FT
                      dtd 02/29/2000 @ 5.8290 % FT

02/29/2000  MMI   P   Beta Finance Inc. MV          20.00MM  LEHMAN BROS. INC./LCPI      6.1830  Beta Finance Inc. MV           FT
03/08/2000            cpn 5.8230 due 03/15/2001              GOLDMAN SACHS & COMPANY     6.1830  Beta Finance Inc. MV           FT
                      dtd 03/08/2000 @ 6.1830 % FT

03/03/2000  MMI   P   AT&T Corporation YD           50.00MM  CHASE SECURITIES, INC.      6.6600  Svenska Handelsbankn YD        FT
03/08/2000            cpn 6.6700 due 03/08/2001              SALOMON SMITH BARNEY INC.   6.6600  Commerzbank AG YD              FT
                      dtd 03/08/2000 @ 6.6700 % FT

03/07/2000  MMI   P   AT&T Corporation CP          150.00MM  SALOMON SMITH BARNEY INC.   5.9100  Bayer Landesbk Giroz. BF       FT
03/08/2000            cpn 5.8900 due 03/08/2001              JP MORG. SEC/MORG. GUAR TR  5.9100  Bayer Landesbk Giroz. BF       FT
                      dtd 03/08/2000 @ 5.9100% FT

03/10/2000  GSI   P   Federal Natl. Mrtg. Assn. AF 244.50MM  CREDIT SUISSE FIRST BOSTON  6.2530  Federal Natl. Mrtg  Assn. AF   NR
03/17/2000            cpn 6.1930 due 09/17/2001              GOLDMAN SACHS & COMPANY     6.2130  Federal Natl. Mrtg. Assn. AF   NR
                      dtd 03/17/2000 @ 6.2740 % NR

03/15/2000  GSI   P   Federal Home Loan Mrtg. Co   100.00MM  CREDIT SUISSE FIRST BOSTON  6.2620  Federal Home Loan Mrtg. Co AF  NR
03/17/2000            AF cpn 6.2130 due 09/17/2001           GOLDMAN SACHS & COMPANY     6.2320  Federal Home Loan Mrtg. Co AF  NR
                      dtd 03/17/2000 @ 6.289 % NR

03/27/2000  MMI   P   Beta Finance Inc. MT          10.00MM  LEHMAN BROS. INC./LCPI      6.9790  Beta Finance Inc. MT           FT
04/10/2000            cpn 6.9900 due 04/10/2001              CREDIT SUISSE FIRST BOSTON  6.9790  Beta Finance Inc. MT           FT
                      dtd 04/10/2000 @ 6.9900 % FT

04/05/2000  GSI   P   Student Loan Mrktng. Assoc   200.00MM  GOLDMAN SACHS & COMPANY     6.3140  Student Loan Mrktng. Assoc. AF NR
04/12/2000            AF cpn 6.3140 due 04/12/2002           CREDIT SUISSE FIRST BOSTON  6.3140  Student Loan Mrktng. Assoc. AF NR
                      dtd 04/12/2000 @ 6.3440 % NR

04/06/2000  GSI   P   Student Loan Mrktng. Assoc   250.00MM  GOLDMAN SACHS & COMPANY     6.3140  Student Loan Mrktng. Assoc. AF NR
04/12/2000            AF cpn 6.3100 due 04/12/2002           CREDIT SUISSE FIRST BOSTON  6.3140  Student Loan Mrktng. Assoc. AF NR
                      dtd 04/12/2000 @ 6.3440 % NR

                               Exhibit to item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S          Security             Amount     Competitive Broker        Prices       Security               Rating
------      ----  ---          --------             ------     ------------------        ------       --------               ------

04/18/2000  MMI   P   Cit Group Holdings, Inc. MV  115.00MM  CHASE SECURITIES, INC.      6.1670  Cit Group Holdings, Inc. MV    FT
04/24/2000            cpn 6.1050 due 04/24/2001              CREDIT SUISSE FIRST BOSTON  6.1670  Cft Group Holdings, Inc. MV    FT
                      dtd 04/24/2000 @ 6.1750 % FT

04/18/2000  MMI   P   Cit Group Holdings, Inc. MV  115.00MM  CHASE SECURITIES, INC.      6.1670  Cit Group Holdings, Inc. MV    FT
04/24/2000            cpn 6.1050 due 04/24/2001              CREDIT SUISSE FIRST BOSTON  6.1670  Cit Group Holdings, Inc. MV    FT
                      dtd 04/24/2000 @ 6.1750 % FT

04/24/2000  MMI   P   Corporate Receivables Corp    50.00MM  GOLDMAN SACHS & COMPANY     6.1800  Corporate Receivables Corp CP  FT
04/25/2000            CP due 07/17/2000                      SALOMON SMITH BARNEY INC.   6.1800  Corporate Receivables Corp CP  FT
                      @ 6.2000 % FT

04/24/2000  MMI   P   Tulip Funding Corporation CP  75.00MM  GOLDMAN SACHS & COMPANY     6.2000  Tulip Funding Corporation CP   FT
04/25/2000            due 07/25/2000                         LEHMAN BROS. INC./LCPI      6.2100  Tulip Funding Corporation CP   FT
                      @ 6.2100 % FT

04/25/2000  MMI   P   Sigma Finance Inc. CP         50.00MM  JP MORG. SEC/MORG. GUAR TR  6.2000  Sigma Finance Inc. CP          FT
04/25/2000            due 07/21/2000                         GOLDMAN SACHS & COMPANY     6.2100  Sigma Finance Inc. CP          FT
                      @ 6.2300 % FT

                               Exhibit to item 77P

                           ML RATED INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S          Security             Amount     Competitive Broker        Prices       Security               Rating
------      ----  ---          --------             ------     ------------------        ------       --------               ------

11/03/1999  MMI   P   British Telecomm. PLC CP      10.00MM  GOLDMAN SACHS & COMPANY     5.8800  British Telecomm. PLC CP       FT
11/04/1999            due 03/13/2000                         LEHMAN BROS. INC./LCPI      5.8800  British Telecomm PLC CP        FT
                      @ 5.9000 % FT

01/13/2000  MMI   P   Credit Com. De Belgique YD     5.00MM  SALOMON SMITH BARNEY INC.   6.5710  Credit Com. De Belgique YD     FT
01/18/2000            cpn 6.5400 due 01/18/2001              CREDIT SUISSE FIRST BOSTON  6.5600  Credit Com. De Belgigue YD     FT
                      dtd 01/18/2000 @ 6.5920 % FT

                               Exhibit to item 77P

                           ML RATED INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade       Sub
Settle      Code  P/S          Security             Amount     Competitive Broker        Prices       Security               Rating
------      ----  ---          --------             ------     ------------------        ------       --------               ------

02/09/2000  GSI   P   Student Loan Mrkng. Assoc. AF 10.00MM  HSBC SECURITIES, INC.       6.3170  Student Loan Mrkng. Assoc. AF  NR
02/23/2000            cpn 6.3300 due 08/23/2001              CREDIT SUISSE FIRST BOSTON  6.3480  Student Loan Mrkng. Assoc. AF  NR
                      dtd 02/23/2000 @ 6.3780 % NR

02/29/2000  MMI   P   Beta Finance Inc. MV           5.00MM  LEHMAN BROS. INC./LCPI      6.1830  Beta Finance Inc. MV           FT
03/08/2000            cpn 5.8230 due 03/15/2001              GOLDMAN SACHS & COMPANY     6.1830  Beta Finance Inc. MV           FT
                      dtd 03/08/2000 @ 6.1830 % FT

03/10/2000  GSI   P   Federal Natl. Mrtg. Assoc. AF 10.00MM  CREDIT SUISSE FIRST BOSTON  6.2530  Federal Natl. Mrtg. Assoc. AF  NR
03/17/2000            cpn 6.1930 due 09/17/2001              GOLDMAN SACHS & COMPANY     6.2130  Federal Natl. Mrtg. Assoc. AF  NR
                      dtd 03/17/2000 @ 6.2740 % NR


                                       10